UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2010

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue

Wilsonville, Oregon 97070

(503) 498-3547

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 14, 2010 FLIR Systems, Inc. (“FLIR”) announced that it had acquired all of the outstanding shares of Raymarine Holdings Limited, a supplier of electronic equipment for the recreational boating and light commercial marine markets. The transaction value of approximately $180 million includes repayment of all of Raymarine’s indebtedness and approximately $24 million in cash to Raymarine plc. FLIR funded the acquisition through available cash on hand.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	News release issued by FLIR Systems, Inc. dated May 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 19, 2010.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ STEPHEN M. BAILEY
Stephen M. Bailey
Sr. Vice President, Finance and
Chief Financial Officer